UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

Date of Report (Date of earliest event reported): March 13, 2012

Level 3 Communications, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-15658	47-0210602
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado (Address of principal executive offices)	80021 (Zip code)

720-888-1000
(Registrant’s telephone number including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Exchange Agreement

On March 13, 2012, Level 3 Communications, Inc. (the “Company”) entered into an Exchange Agreement (the “Exchange Agreement”) with Longleaf Partners Fund (“Longleaf”), a series of the Longleaf Partners Fund Trust, for which Southeastern Asset Management Inc. (“Southeastern”) acts as investment adviser, and, solely with respect to Sections 3, 5.3 and 5.4 thereof, Southeastern.  Pursuant to the Exchange Agreement, Longleaf agreed to exchange (the “Exchange Transaction”) $100,062,000 aggregate principal amount of the Company’s outstanding 15% Convertible Senior Notes due 2013 that it holds (the “Notes”) for a total of 5,447,129 shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company.  The total number of shares represents the 3,705,996 shares into which the Notes were convertible (which shares were already deemed to be beneficially owned by Southeastern) and an additional 1,741,133 shares.

The Exchange Transaction closed on March 15, 2012.  The shares of Common Stock issued pursuant to the Exchange Agreement are exempt from registration pursuant to Section 3(a)(9) under the Securities Act of 1933, as amended.  The Company will use reasonable best efforts to file a registration statement on Form S-3 under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”) to enable the resale of the Registrable Securities (as defined in the Exchange Agreement) by Southeastern, from time to time, in compliance with the Securities Act.

The summary of the terms of the Exchange Agreement is qualified in its entirety by reference to the Exchange Agreement filed as Exhibit 10.1 to this Current Report and incorporated by reference as if set forth in full.

Amendment to the Standstill Agreement

In connection with the closing of the Exchange Transaction, the Company and Southeastern entered into an agreement (the “Standstill Amendment”) to amend that certain Standstill Agreement (the “Standstill Agreement”), dated as of May 20, 2011, between the Company and Southeastern.  The Standstill Agreement provides for, among other things, limitations until February 18, 2015 on Southeastern’s ability to (i) acquire additional shares of Common Stock, (ii) enter arrangements, understandings or agreements that would cause a “change of control” (as defined in the indentures, supplemental indentures or credit agreements, as the case may be, relating to any indebtedness for borrowed money of the Company or any of its subsidiaries) or an “ownership change” (within the meaning in the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder)  for the Company, (iii) form, join or participate in a Group (as defined by the SEC’s rules) in connection with the foregoing, and (iv) transfer shares of Common Stock in certain negotiated transactions.  Effective upon the closing of the Exchange Transaction, the Standstill Amendment increased the maximum number of shares of Common Stock that Southeastern is permitted to beneficially own during the term of the Standstill Agreement to up to 49,840,000 shares from 46,000,000 shares.

The summary of the terms of the Standstill Amendment is qualified in its entirety by reference to the Standstill Amendment filed as Exhibit 10.2 to this Current Report and incorporated by reference as if set forth in full.

Amendment to the Rights Agreement

In connection with the closing of the Exchange Transaction, the Company and Wells Fargo Bank, N.A., as rights agent, entered into an agreement (the “Rights Plan Amendment”) to amend that certain Rights Agreement, (the “Rights Agreement”), dated as of April 10, 2011, between the Company and Wells Fargo Bank, N.A., as rights agent.  The Rights Agreement is in place to deter acquisitions of Common Stock that would potentially limit the Company’s ability to use its built-in losses and any resulting net loss carryforwards (“NOLs”) to reduce potential future federal income tax obligations.  In general terms, the rights issued under the Rights Agreement impose a significant penalty to any person, together with itsAffiliates, that acquires more than 4.9% of the Common Stock.  Effective upon the closing of the Exchange Transaction, the Rights Plan Amendment includes Southeastern within the definition of “Exempt Person” (as such term is defined in the Rights Agreement), so long as any additional shares of Common Stock Southeastern acquires are acquired in accordance with the terms of the Standstill Agreement, as it may be amended from time to time.

The summary of the terms of the Rights Plan Amendment is qualified in its entirety by reference to the Rights Plan Amendment filed as Exhibit 10.3 to this Current Report and incorporated by reference as if set forth in full.

Item 3.02 Unregistered Sales of Equity Securities

The description of the Exchange Agreement set out below the heading “Exchange Agreement” under Item 1.01 is incorporated by reference into this Item 3.02.

Item 8.01 Other Events

On March 13, 2012, the Company issued a press release announcing the Exchange Agreement, Standstill Amendment and Rights Plan Amendment.  A copy of the press release is filed as Exhibit 99.1 to this Current Report and is incorporated by reference as if set forth in full.

Item 9.01.    Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

None

(b) Pro Forma Financial Information

None

(c) Shell Company Transactions

None

(d) Exhibits

10.1                        Exchange Agreement, dated as of March 13, 2012, by and among Level 3 Communications, Inc., Longleaf Partners Fund, a series of the Longleaf Partners Fund Trust, and solely with respect to Sections 3, 5.3 and 5.4 therein, Southeastern Asset Management Inc.

10.2                        Amendment to the Standstill Agreement, dated as of March 15, 2012, by and between Level 3 Communications, Inc. and Southeastern Asset Management Inc.

10.3                        Amendment to the Rights Agreement, dated as of March 15, 2012, by and between Level 3 Communications, Inc. and Wells Fargo Bank, N.A., as rights agent.

99.1                        Press Release dated March 13, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Level 3 Communications, Inc.

	By:	/s/ Neil J. Eckstein
Name: Neil J. Eckstein
Title: Senior Vice President and Assistant General Counsel

Date: March 15, 2012

Exhibit Index

Exhibit	Description

10.1

Exchange Agreement, dated as of March 13, 2012, by and among Level 3 Communications, Inc., Longleaf Partners Fund, a series of the Longleaf Partners Fund Trust, and solely with respect to Sections 3, 5.3 and 5.4 therein, Southeastern Asset Management Inc.

10.2	Amendment to the Standstill Agreement, dated as of March 15, 2012, by and between Level 3 Communications, Inc. and Southeastern Asset Management Inc.

10.3	Amendment to the Rights Agreement, dated as of March 15, 2012, by and between Level 3 Communications, Inc. and Wells Fargo Bank, N.A., as rights agent.

99.1	Press Release dated March 13, 2012.